Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 5, 2011 (this “Amendment”), among (i) AFFILIATED MANAGERS GROUP, INC., a Delaware corporation (the “Borrower”), (ii) the undersigned Lenders (as defined below), and (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), amends certain provisions of that certain Fourth Amended and Restated Credit Agreement, dated as of January 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated as Sole Lead Arranger and Sole Book Manager and Citibank, N.A., Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., and RBS Citizens, N.A., as Co-Syndication Agents.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the undersigned Lenders and the Administrative Agent (i) release and discharge the Subsidiary Guaranty and (ii) agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to so release and discharge the Subsidiary Guaranty and to so amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Release of Subsidiary Guaranty; Amendments to Credit Agreement.

(a)                                  The Administrative Agent and the Lenders hereby release and discharge the Subsidiary Guaranty, dated as of January 12, 2011, executed by certain former Subsidiary Guarantors named therein in favor of the Administrative Agent and the Lenders.

(b)                                 Section 1.1 of the Credit Agreement shall be amended by amending the definitions as set forth below

(A)                              The defined term “Indebtedness” is amended by restating the second, third and fourth sentences in their entirety as follows:

“For purposes of the foregoing definition (including for purposes of Section 7.1, Section 7.2 and Section 7.3(i)), (A) with regard to a Subsidiary, the term “Indebtedness” shall include only a percentage of Indebtedness incurred by it equal to the percentage of the Borrower’s direct and indirect ownership interest in such Subsidiary and (B) with regard to the Borrower or any Subsidiary, the term “Indebtedness” shall include, after any reduction in accordance with the foregoing clause (A), only a percentage of Indebtedness incurred by it and owed to a Subsidiary that is not a Wholly-Owned Subsidiary equal to the percentage of the minority interest not owned, directly or indirectly, by the Borrower.  For the avoidance of doubt, the term “Indebtedness” shall not include (i) Synthetic Lease Obligations, (ii) any Guarantee Obligations in respect of Synthetic Lease Obligations, or (iii) any liabilities secured by any Lien in connection with Synthetic Lease Obligations.

The term “Indebtedness” shall not include contingent obligations to make payments under affiliate equity interest purchases, put or call rights, or operating agreements entered into in the ordinary course of business, consistent with past practices of the Borrower and its Subsidiaries, unless (A) such payment has become due and payable and (B) any of (x) such payment is secured by any Lien on assets of the Borrower, (y) such payment is to be made by a Subsidiary, or (z) such payment is not made with five (5) Business Days of when due.

(B)                                The defined term “Loan Parties” is hereby amended and restated as follows:

“Loan Parties” or “Loan Party” means the Borrower.

(C)                                The defined term “Subordinated Payment Obligations” is amended by restating the definition in its entirety as follows:

“Subordinated Payment Obligation” means any unsecured note evidencing Indebtedness or other obligations issued to a seller in connection with an Acquisition of an Investment Firm or in connection with an increase of the Borrower’s direct or indirect ownership interest in an Investment Firm, in each case as permitted hereunder, (i) for which the Borrower is directly, primarily or contingently liable, (ii) the payment of the principal of and interest on which and other obligations of the Borrower in respect of which are subordinated to the prior payment in full of the principal of and interest (including post-petition interest whether or not allowed as a claim in any proceeding) on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders hereunder, and (iii) which has (or is subject to) terms and conditions that are generally consistent with the terms and conditions of subordination set forth in Exhibit F (with any variation to such terms and conditions that is adverse to the Lenders being subject to approval by the Administrative Agent) or otherwise satisfactory in form and substance to the Required Lenders.

(D)                               The defined term “Total Indebtedness” is amended by (i) adding “on a consolidated basis” immediately after “Subsidiaries”, (ii) adding a closed parenthesis immediately after the word “statements”, and (iii) deleting clauses (ii) and (iii) thereof and substituting in lieu thereof the text “(ii) [intentionally omitted], (iii) [intentionally omitted]”.

(c)                                  Section 1.1 is of the Credit Agreement is further amended by adding the definitions set forth below:

“Excluded Intercompany Indebtedness” means, (i) Indebtedness owed by the Borrower or any Subsidiary to a Wholly-Owned Subsidiary or the Borrower and (ii) up to an aggregate amount of $50,000,000 of Indebtedness owed by the Borrower or any Subsidiary to any Subsidiary that is not a Wholly-Owned Subsidiary.

“Wholly-Owned Subsidiary” means any Subsidiary all of the Capital Stock of which is owned, directly or indirectly, by the Borrower; provided that any Subsidiary shall be deemed a Wholly-Owned Subsidiary if at least 95% of the Capital Stock of such Subsidiary is owned, directly or indirectly, by the Borrower and any other Capital Stock of such Subsidiary is owned by the current or former management of the Borrower.

(d)                                 Section 6.8 of the Credit Agreement is hereby amended by replacing clause (a) with “As of the Closing Date, each Subsidiary is listed on “Schedule 6.8” and deleting paragraphs (b), (c), and (d) thereof.

(e)                                  Section 7.1 of the Credit Agreement is hereby amended by deleting the ratio “3.50 to 1.00” therefrom and substituting in lieu thereof the ratio “3.00 to 1.00”.

(f)                                    The Credit Agreement is hereby further amended by deleting Section 7.2 thereof and substituting in lieu thereof the following new Section 7.2:

7.2                                 Limitation on Priority Debt.  Permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness (other than Excluded Intercompany Indebtedness), unless the aggregate amount (at any time outstanding) of (x) such Indebtedness, taken together with all other Indebtedness of Subsidiaries (other than Excluded Intercompany Indebtedness) plus (y) all Indebtedness of the Borrower secured by any Lien (other than Liens, if any, securing the Obligations) does not at any time exceed $200,000,000.

(g)                                 Section 7.3(i) of the Credit Agreement is hereby amended to read in its entirety:  “(i) Liens securing Indebtedness; provided that in no event shall the aggregate amount (at any time outstanding) of (x) all such secured Indebtedness of Borrower plus (y) all Indebtedness of Subsidiaries (other than Excluded Intercompany Indebtedness) exceed $200,000,000.”

(h)                                 Section 7.4 of the Credit Agreement is hereby amended by deleting clause (b) thereof and substituting in lieu thereof the following new text:  “(b) with respect to the liquidation, winding up or dissolution of a direct or indirect Subsidiary, the assets of such Person shall have been transferred to the Borrower, any other Subsidiary or the other shareholders, partners or members of such Person.”

(i)                                     Section 7.5 of the Credit Agreement is hereby amended by replacing all references to “Loan Parties” with references to “the Borrower or any Wholly-Owned Subsidiary”.

(j)                                     The Credit Agreement is hereby further amended by deleting Section 7.6 thereof in its entirety and substituting in lieu thereof the following new Section 7.6:

7.6                                 Burdensome Agreements.  Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (i) of any Subsidiary to make dividends or other distributions (whether in cash, securities or other property) to the Borrower or to otherwise transfer property to the Borrower, (ii) of any Wholly-Owned Domestic Subsidiary to guarantee the Obligations (other than a Capital Trust or a Wholly-Owned Domestic Subsidiary that constitutes a general partner of an Investment Firm (determined without regard to the 5% revenues, earnings or value threshold set forth in the definition thereof) with outside equity owners) or (iii) of the Borrower or any Wholly-Owned Domestic Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations (other than a Capital Trust or a Wholly-Owned Subsidiary that constitutes a general partner of an Investment Firm (determined without regard to the 5% revenues, earnings or value threshold set forth in the definition thereof) with outside equity owners); provided, however, that this clause (iii) shall not prohibit (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (B) customary provisions in leases restricting the assignment thereof, (C) restrictions or conditions imposed by any agreement relating to any unsecured Indebtedness of the Borrower permitted by this Agreement which is pari passu to the Obligations hereunder or (D) a covenant that requires the grant of a Lien to secure an obligation of a Subsidiary if a Lien is granted to secure another obligation of such Subsidiary.

(k)                                  Section 7.7 of the Credit Agreement is hereby amended by replacing all references to “Loan Party” with references to “the Borrower or any Wholly-Owned Subsidiary”.

(l)                                     Section 8.1(i) of the Credit Agreement is hereby amended by adding “or” immediately before “(ii)” and deleting clause (iii) therefrom.

(m)                               The Credit Agreement is hereby further amended by deleting Section 9.9 therefrom and substituting in lieu thereof the text:  “[Intentionally Omitted]”.

(n)                                 Section 10.1(a) of the Credit Agreement is hereby amended by deleting the following text from clause (iv) of the first proviso contained in such Section 10.1(a):  “or release all or substantially all of the value of the Subsidiary Guaranty, in each case”.

(o)                                 The Credit Agreement is hereby further amended by deleting Exhibit K therefrom.

(p)                                 The Credit Agreement is hereby further amended by deleting all remaining references to “Subsidiary Guaranty” or “Subsidiary Guarantor” contained therein.

Section 2.                                          Conditions Precedent.  This Amendment shall become effective as of the date first written above upon (a) execution hereof by the Borrower, the Administrative Agent and each of the Lenders, (b) the Administrative Agent’s receipt, for the account of each Lender, an amendment fee in an amount equal to 0.05% of the Commitment of such Lender, which fee shall be fully earned and non-refundable upon receipt thereof, and (c) the Administrative Agent’s receipt of all other fees and expenses required to be paid on the effectiveness of this Amendment.

Section 3.                                          Continued Validity of Loan Documents.  Except for the release and discharge of the Subsidiary Guaranty and other amendments to the Credit Agreement set forth in Section 1 hereof, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Borrower contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

Section 4.                                          Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                  Due Execution and Authorization; Legal, Valid and Binding Obligation.  This Amendment has been duly executed and delivered by the Borrower.  The execution and delivery and performance by such Loan Party of this Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary action on its part.  This Amendment, the Credit Agreement as amended hereby and all other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)                                 No Legal Bar.  The execution, delivery and performance by the Borrower of this Amendment and the performance by such Person of this Amendment and the Credit Agreement as amended hereby, will not violate any certificate of incorporation and by-laws or other similar organizational or governing documents of the Borrower , any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries, except for such violations of Requirements of Law or Contractual Obligations which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such organizational or governing document, Requirement of Law or Contractual Obligation.

(c)                                  Representations and Warranties in Loan Documents.  All representations and warranties of the Borrower set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(d)                                 No Default.  No Default or Event of Default has occurred and is continuing.

Section 5.                                          Ratification.  Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

Section 6.                                          Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.                                          Miscellaneous.  This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto.  Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.  To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.  The headings used in this Amendment are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment or any provision hereof.  This Amendment shall be binding upon and inure to the benefit of the Administrative Agent, each of the Lenders and each of the Loan Parties, and to each of their respective successors in title and assigns.  This Amendment may not be modified or amended except in a manner permitted by Section 10.1 of the Credit Agreement.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

Section 8.                                          Costs and Expenses.  Pursuant to Section 10.5 of the Credit Agreement, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including all Attorney Costs of the Administrative Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

Section 9.                                          Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:

AFFILIATED MANAGERS GROUP, INC.

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice Chairman, General Counsel and Secretary

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent, as Swingline Lender and as a Lender

By:	/s/ Jeff Hallmark
Name:	Jeff Hallmark
Title:	Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Dane Graham
Name:	Dane Graham
Title:	Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jeanne Horn
Name:	Jeanne Horn
Title:	Executive Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

RBS Citizens, NA, as a Lender

By:	/s/ Cindy Chen
Name:	Cindy Chen
Title:	Senior Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

US BANK, NA, as a Lender

By:	/s/ Robert L. Barrett
Name:	Robert L. Barrett
Title:	Senior Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	Managing Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Burak Numanoglu
Name:	Burak Numanoglu
Title:	Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

Union Bank, N.A., as a Lender

By:	/s/ Michael Ball
Name:	Michael Ball
Title:	Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Joe Tonges
Name:	Joe Tonges
Title:	Vice President

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Bendel
Name:	David Bendel
Title:	Director

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

Chang Hwa Commercial Bank, Ltd., New York Branch, as a Lender

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	VP & General Manager

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Jason Lee
Name:	Jason Lee
Title:	V.P. & General Manager

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement

E.Sun Commercial Bank, Ltd., Los Angeles Branch, as a Lender

By:	/s/ Edward Chen
Edward Chen
VP & General Manager

First Amendment to Affiliated Managers Group
Fourth Amended and Restated Credit Agreement